UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2014

Gladstone Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00237	54-2040781
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbrach Drive, Suite 100, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2014, the board of directors of Gladstone Capital Corporation (the "Company") appointed Robert L. Marcotte, age 54, as President of the Company, effective immediately, thereby replacing David Gladstone, who was serving as the Company’s interim president. Mr. Gladstone will remain Chief Executive Officer and Chairman of the Company.

Prior to his appointment as President of the Company, Mr. Marcotte was Executive Vice President and Co-Head of Asset Management with MCG Capital Corp, a $500+ million publically traded business development company, where he was responsible for investment origination, evaluation, underwriting and portfolio management and served on MCG Capital’s investment committee since 2007. While at MCG Capital, Mr. Marcotte led more than $625 million of middle market debt and equity investments across a variety of industries, served on the board of numerous investment entities, and spearheaded the successful development of sector experience and investment activities within the colocation, cable and education industries. Since 2002, he has been focused on the origination and management of middle market debt and equity investments supporting both private equity sponsors and owner operators. Prior to that, Mr. Marcotte was Chief Financial Officer for Aleron, Inc., a wholesale internet access and network services provider and worked in the investment banking divisions of Goldman, Sachs & Co. and Merrill Lynch & Co., in the project financing department of GE Capital and as a banking officer at Mellon Bank. He has an extensive background in commercial finance and investment banking. Mr. Marcotte received his B.S.B.A. in accounting and finance from Georgetown University.

Item 8.01 Other Events.

On January 7, 2014, the Company issued a press release announcing the appointment of Mr. Marcotte as President. The press release is filed herewith as Exhibit 99.1 and is incorporated by reference to this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit
No. Description

99.1 Press Release, dated January 7, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation

January 7, 2014	By:	/s/ Melissa Morrison

Name: Melissa Morrison
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 7, 2014